UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2024
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SkyWater Technology, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40345	37-1839853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East 86th Street Bloomington, Minnesota	55425
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 851-5200
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SKYT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01    Change in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On June 21, 2024, following the completion of a competitive selection process conducted by the audit committee of the board of directors (the “Audit Committee”) of SkyWater Technology, Inc. (the “Company”) to determine the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2024, the Company selected KPMG LLP (“KPMG”) to serve as the Company’s new independent registered public accounting firm, effective as of such date, and notified Deloitte & Touche LLP (“Deloitte”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date.
Deloitte’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2023 and January 1, 2023 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During each of the fiscal years ended December 31, 2023 and January 1, 2023, and the subsequent interim periods through the date of dismissal, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Security Exchange Commission (“SEC”) Regulation S-K, between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years.
There were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of SEC Regulation S-K, during either of the fiscal years ended December 31, 2023 or January 1, 2023, and the subsequent interim periods through the date of dismissal, except that the Company identified material weaknesses in its internal control over financial reporting as disclosed in Item 9A, Controls and Procedures, of the Company’s Annual Report on Form 10-K for each of the fiscal years ended December 31, 2023 and January 1, 2023, as described below.
As disclosed in the Company’s Annual Report on Form 10-K for the year ended January 1, 2023, the Company previously identified material weaknesses in the Control Environment, Risk Assessment, and Control Activities components of the Committee of Sponsoring Organizations (“COSO”) framework, including a material weakness in the revenue accounting process as of January 1, 2023. As subsequently disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, during the fiscal year ended December 31, 2023, with the oversight of the Audit Committee, the Company implemented controls in accordance with its remediation plans to address these material weaknesses. Based on the remediation actions completed in the fiscal year ended December 31, 2023, the Company remediated the material weaknesses in the Control Environment and Risk Assessment Components of the COSO framework. Additionally, while the Company implemented the necessary internal controls across its accounting processes and accounting information technology processes to address the material weaknesses in the Control Activities component of the COSO framework, including the revenue accounting process material weakness, during the fiscal year ended December 31, 2023, the Company was not able to demonstrate sustained operation of these controls, and therefore was not able to fully remediate the material weakness in the Control Activities component of the COSO framework, including the revenue accounting process material weakness as of December 31, 2023. While the Company believes its efforts have improved the design of its internal control over financial reporting, remediation of the material weakness in the Control Activities component of the COSO framework, including the revenue accounting process material weakness will require further validation and testing of the effectiveness of those controls implemented as part of the Company’s remediation plans over a sustained period of time. Accordingly, the material weakness in the Control Activities component of the COSO framework, including the revenue accounting process material weakness, was not remediated as of the date of dismissal.
The Audit Committee discussed the reportable events described above with Deloitte, and the Company has authorized Deloitte to respond fully to the inquiries of KPMG concerning these reportable events, as described below.
The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Deloitte furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Deloitte’s letter, dated June 26, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
On June 21, 2024, upon approval by the Audit Committee, the Company engaged KPMG, effective as of such date, to serve as the Company’s new independent registered public accounting firm for the fiscal year ending December 29, 2024.
During each of the fiscal years ended December 31, 2023 and January 1, 2023, and the subsequent interim period through June 21, 2024, neither the Company nor anyone acting on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report, nor oral advice, was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

The following documents are filed as exhibits to this report:

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP dated June 26, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWater Technology, Inc.

Date: June 26, 2024	/s/ Thomas J. Sonderman
	Name:	Thomas J. Sonderman
	Title:	Chief Executive Officer